Exhibit 99.1

MedMen Extends Maturity Date of Commercial Loan Agreement

02/02/2022

LOS ANGELES--(BUSINESS WIRE)-- MedMen Enterprises Inc. (“MedMen” or the “Company”) (CSE: MMEN) (OTCQX: MMNFF), a premier American cannabis retailer, today announced that it has extended the maturity date of the term loans (the “Term Loans”) and made certain other amendments (collectively, the “Amendments”) to its Commercial Loan Agreement, of an aggregate outstanding principal balance of approximately US$114.3 million, dated as of October 1, 2018 (as amended and/or otherwise modified, the “Commercial Loan Agreement”) entered into by its subsidiary MM CAN USA, Inc. The Amendments extend the stated maturity date of the Term Loans for a period of six months and provide that certain definitive documentation with respect to the conditional purchase of the Term Loans by a note holder under the Company’s Senior Secured Convertible Securities Purchase Agreement dated August 17, 2021 must be entered within 45 days or the stated maturity date of the Term Loans become due.

“MedMen will utilize this six-month grace period to realize fair value for significant assets that are no longer core to our market strategy,” said Michael Serruya, Chief Executive Officer. “We have a longstanding relationship with our lenders and appreciate their support as we execute against an evolved business plan.”

Amendments to the Term Loans

The Company will prepay US$20.0 million on the Term Loans and pay a fee of US$1.0 million to the lenders in consideration of the Amendments, which fee will be paid in Class B Subordinate Voting Shares (“Shares”) at a price of US$0.12447 (C$0.15825) for a total of 8,021,593 Shares (the “Fee Shares”), with any difference in realized net proceeds that is less than US$1.0 million from the sale of the Fee Shares during a 30-day period, to the extent such Fee Shares are sold, reimbursed in cash. The Amendments require that the Company make a mandatory prepayment in the event of the sale of certain assets. Also, covenants related to strategic actions MedMen must implement if it is unable to pay the Term Loan by the extended maturity date.

The issuance of the Fee Shares as part of the Amendments triggered the right of holders of convertible notes under the Convertible Securities Purchase Agreement to be issued warrants in order to maintain their pro rata ownership interest (on a partially diluted basis) in the Shares. A total of 6,682,567 warrants (the “Top-up Warrants”), each entitling the holder to purchase one Share at a purchase price of US$0.1615 (C$0.205) will be issued to the holders of convertible notes under the Convertible Securities Purchase Agreement.

Pursuant to Multilateral Instrument 61-101 Protection of Minority Security Holders in Special Transactions (“MI 61-101”), the issuance of the Top-Up Warrants constitutes a “related party transaction” to the extent that the relevant holder of convertible notes under the Convertible Securities Purchase Agreement is an insider of the Company. The Company is relying on exemptions from the formal valuation and minority approval requirements of MI 61-101, specifically: (i) the valuation requirement of MI 61-101 by virtue of the exemption contained in Section 5.5(b), as the Shares are not listed on a market specified in MI 61-101, and (ii) the minority shareholder approval requirement of MI 61-101 by virtue of the exemption contained in Section 5.7(1)(a) of MI 61- 101, as the fair market value of the Top-up Warrants being issued does not exceed 25% of the Company’s market capitalization (as determined under MI 61-101). A material change report is not expected to be filed by the Company 21 days before the issuance of the Top-up Warrants as the details of the Amendments were only agreed as of February 1, 2022. In the view of the Company, this was reasonable in the circumstances because the Term Loans were due to mature on January 31, 2022.

ABOUT MEDMEN:

MedMen is a premier American cannabis retailer with an operational footprint in California, Nevada, Illinois, Arizona, Massachusetts, and Florida. MedMen offers a robust selection of high-quality products, including MedMen-owned brands MedMen Red and LuxLyte through its premium retail stores, proprietary delivery service, as well as curbside and in-store pickup. MedMen Buds, an industry-first loyalty program, provides exclusive access to promotions, product drops and content. MedMen believes that a world where cannabis is legal and regulated is safer, healthier, and happier. Learn more about MedMen at www.medmen.com.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of federal securities laws, including the Private Securities Litigation Reform Act of 1995 and forward - looking information withing the meaning of Canadian securities laws (each referred to as “forward-looking statements”). Forward-looking statements are predictions based on expectations and projections about future events and are not statements of historical fact. You can identify forward-looking statements by the use of forward-looking terminology such as “plan,” “continue,” “expect,” “anticipate,” “intend,” “predict,” “believe,” “project,” “estimate,” “likely,” “believe,” “might,” “seek,” “may,” “will,” “remain,” “potential,” “can,” “should,” “could,” “future”, “is positioned” and similar expressions, or the negative of those expressions, or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of MedMen’s strategic initiatives, including productivity and synergies initiatives, sales of assets, our future performance and results of operations.

Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, levels of activity, performance or achievements of MedMen, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements, and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and may not be able to be realized. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). Forward-looking statements include statements regarding intentions, beliefs, projections, outlook, analyses, or current expectations for the MedMen business. Certain material factors, estimates, goals, projections, or assumptions were used in drawing the conclusions contained in the forward-looking statements throughout this communication. Many factors could cause actual results, performance or achievement to be materially different from any forward-looking statements, and other risks and uncertainties not presently known to MedMen, as applicable, or that MedMen, deems immaterial could also cause actual results or events to differ materially from those expressed in the forward-looking statements contained herein. The forward-looking statements included in this communication are made as of the date of this communication and MedMen does not undertake any obligation to publicly update such forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws.

A variety of factors, including known and unknown risks, many of which are beyond the control of MedMen, could cause actual results to differ materially from the forward-looking statements in this press release and other reports filed with, or furnished to, the SEC and other regulatory agencies by MedMen and made by the directors, officers, other employees, and other persons authorized to speak on behalf of MedMen. Such factors include, without limitation: (i) management’s perceptions of historical trends, current conditions and expected future developments; (ii) the ability to effectively manage growth, including anticipated and unanticipated costs; (iii) achieving the anticipated results of MedMen’s strategic plans; (iv) the adequacy of the Company’s capital resources and liquidity, including but not limited to, availability of sufficient cash flow to successfully execute its growth strategies (either within the expected timeframe or at all); (v) the ability to raise necessary or desired funds to achieve its strategic business plans; (vi) obtaining and maintaining all required licenses, approvals and permits; (vii) favorable production levels and sustainable costs; (viii) inputs, suppliers and skilled labor being unavailable or available only at uneconomic costs; (ix) adverse future legislative and regulatory developments involving medical and recreational marijuana; (x) consumer interest in the Company’s respective products and products of other brands that MedMen may offer in its stores; (xi) competition; (xii) government regulation of the Company’s activities and products including, but not limited, to the areas of taxation and environmental protection; (xiii) the risks of operating or investing in the marijuana industry in the United States; (xiv) the outcome of any claims, litigation and proceedings of which the Company is a party, including any settlements of litigation or pending regulatory or government investigations or actions or other legal contingencies; (xv) the Company’s ability to conduct operations in a safe, efficient and effective manner; (xvi) changes in general economic, business and political conditions in which the Company operates, including changes in the financial markets; (xvii) changes in applicable laws generally and (xviii) and those other risk factors discussed in MedMen’s Annual Report on Form 10-K, and other continuous disclosure filings, all available under either at www.sec.gov or www.sedar.com.

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MedMen Media Contact:

Lisa Weser

MedMen@Trailblaze.co

MedMen Investor Relations Contact:

Investors@MedMen.com

MedMen Officer Contact:

Reece Fulgham

855-292-8399